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                                  EXHIBIT 21.1

                                 SUBSIDIARIES OF
                           MILLENNIUM CHEMICALS INC.


                                                                            STATE OR COUNTRY
                                                                            OF INCORPORATION
                                                                            ----------------

MILLENNIUM CHEMICALS INC.                                                      DELAWARE/UK RESIDENT
  MILLENNIUM OVERSEAS HOLDINGS LIMITED                                         UNITED KINGDOM
    SCM CHEMICALS UK HOLDINGS LIMITED                                          UNITED KINGDOM
      MILLENNIUM INORGANIC CHEMICALS LIMITED                                   UNITED Kingdom
        SCM CHEMICALS (KOREA) LIMITED                                          KOREA
    SCMC HOLDINGS B.V.                                                         NETHERLANDS
      SCM CHEMICALS LTD.                                                       AUSTRALIA
        SCM CHEMICALS (NOMINEES) PTY. LIMITED                                  AUSTRALIA
        SCM CHEMICALS (NOMINEES 2) PTY. LIMITED                                AUSTRALIA
    SINCLAIR INSURANCE COMPANY                                                 BERMUDA
    MILLENNIUM AMERICA HOLDINGS INC.                                           DELAWARE
      MILLENNIUM AMERICA INC.                                                  DELAWARE
        MILLENNIUM HOLDINGS INC.                                               DELAWARE
          MILLENNIUM SPECIALTY CHEMICALS INC.                                  DELAWARE
            MILLENNIUM FLAVORS INC.                                            DELAWARE
            MILLENNIUM FRAGRANCES INC.                                         DELAWARE
          MILLENNIUM PETROCHEMICALS INC.                                       VIRGINIA
            CUE INSURANCE LIMITED                                              BERMUDA
            DR INSURANCE COMPANY                                               KENTUCKY
            MILLENNIUM PLASTICS INC.                                           DELAWARE
            MILLENNIUM POLYMERS INC.                                           DELAWARE
            H.W. LOUD CO. (10%)                                                CALIFORNIA
              QUANTUM PETROCHEMICAL CORPORATION (MPI-90%)                      UNITED KINGDOM
            MILLENNIUM CHEMICALS EXPORT LTD.                                   BARBADOS
            NDCC INTERNATIONAL II INC.                                         DELAWARE
            NATIONAL DISTILLERS AND CHEMICAL CORPORATION                       DELAWARE
            QUANTUM ACCEPTANCE CORPORATION                                     DELAWARE
            QUANTUM CHEMICAL (CANADA) LTD.                                     CANADA
            QUANTUM PIPELINE COMPANY                                           ILLINOIS
            USI CHEMICALS INTERNATIONAL, INC.                                  DELAWARE
              QUANTUM UK LIMITED                                               UNITED KINGDOM
                QUANTUM CHEMICAL EUROPE B.V.                                   NETHERLANDS
            SUBURBAN PROPANE GP, INC.                                          DELAWARE
              SUBURBAN PROPANE PARTNERS, L.P.) (26.4% AGGREGATE
                SUBURBAN PROPANE, L.P.) (PARTNERSHIP INTEREST)
          MILLENNIUM INORGANIC CHEMICALS INC.                                  DELAWARE
            ASHCO, INC.                                                        OHIO
            MILLENNIUM PIGMENTS INC.                                           DELAWARE
            HMB HOLDINGS INC.                                                  DELAWARE
              MHC INC.                                                         DELAWARE
                ABC PRODUCER A/S ((30%)                                        NORWAY
              MHC INC. (CONT'D)
                AMESBURY PROPERTY INC.                                         DELAWARE
                CIRCLE STEEL CORPORATION                                       ILLINOIS
                DUKE CITY LUMBER COMPANY, INC.                                 NEW MEXICO
                HM MERIT SHOE CO., INC.                                        DELAWARE
                  ENDICOTT JOHNSON SHOE CO.                                    DELAWARE
                HM NOBIL SHOES, INC.                                           OHIO
                  NOBIL SHOE CO.                                               DELAWARE
                  HM NOSCO SHOES, INC.                                         OHIO
                    NOSCO SHOE CO.                                             DELAWARE
                  HM TRENT SHOES CORP., INC.                                   OHIO
                    TRENT SHOE CO.                                             DELAWARE
                GLIDCO LEASING INC.                                            MARYLAND
                GLIDDEN LATIN AMERICA HOLDINGS INC.                            DELAWARE
                  INDUSTRIAS GLIDDEN S.A. DE C.V.                              MEXICO






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


                                 SUBSIDIARIES OF
                            MILLENNIUM CHEMICALS INC.


                                                                            STATE OR COUNTRY
                                                                            OF INCORPORATION
                                                                            ----------------
              MHC INC. (CONT'D)
                GLIDDEN SALCHI S.P.A.                                          ITALY
                HM EXPORT SERVICES INC.                                        DELAWARE
                HOISU LTD.                                                     NEW YORK
                  AGRICOLA DO BRAZIL LTD.                                      BRAZIL
                  BIG DUTCHMAN DE MEXICO S.A.                                  MEXICO
                  BIG DUTCHMAN NEDERLAND B.V.                                  NETHERLANDS
                  COVINGTON INTERNATIONAL LIMITED                              HONG KONG
                  KAMINA HOLDINGS LIMITED                                      HONG KONG
                  PENN NAVIGATION COMPANY                                      DELAWARE
                    PENN EXPORT COMPANY, INC.                                  DELAWARE
                    PENN SHIPPING COMPANY                                      DELAWARE
                    PENNTRANS COMPANY                                          DELAWARE
                    NAUTA CORPORATION                                          LIBERIA
                      DIVERSITY INSURANCE CO. LTD.                             BERMUDA
                    U.S. INDUSTRIES OVERSEAS FINANCE N.V.                      NETHERLANDS ANTILLES
                  USI CREDIT CORP.                                             DELAWARE
                    CARIBBEAN INDUSTRIAL CREDIT CORP.                          PUERTO RICO
                HPT 28 INC.                                                    DELAWARE
                HPT 29 INC.                                                    DELAWARE
                  IMWA EQUITIES II, CO., L.P.  (45%)                           NEW JERSEY
                HSA HOLDINGS INC.                                              DELAWARE
                IMWA EQUITIES II, CO., L.P. (55%)                              NEW JERSEY
                INDUSTRIAS GLIDDEN DE ESPANA, S.A.                             SPAIN
                  GLIDDEN IBERICA S.A. (50%)                                   SPAIN
                INTERWORLD ENTERPRISES COMPANY LIMITED                         TAIWAN
                ISB LIQUIDATING COMPANY                                        DELAWARE
                JIMPAYNE INTERNATIONAL, INC.                                   DELAWARE
                KIC LTD.                                                       BERMUDA
                KIDDE CREDIT CORPORATION                                       DELAWARE
                KIDDE INTERNATIONAL LTD.                                       DELAWARE
                LEMEAN PROPERTY HOLDINGS CORPORATION                           DELAWARE
                MILLENNIUM ASSETS INC.                                         DELAWARE
                MILLENNIUM CAPITAL INC.                                        DELAWARE
                MILLENNIUM FINANCE INC.                                        DELAWARE
                MILLENNIUM REALTY INC.                                         DELAWARE
                PH BURBANK HOLDINGS, INC.                                      DELAWARE
                POWER LIQUIDATING COMPANY, INC.                                MASSACHUSETTS
                SCM HOLDINGS PTY. LTD. (AUSTRALIA)                             AUSTRALIA
                SCM INTERNATIONAL II LTD.                                      DELAWARE
                SCM PLANTS INC.                                                MARYLAND
                SCM S.A. INDUSTRIA E COMERCIO                                  BRAZIL
                SMITH CORONA MARCHANT FINANCE A.G.                             SWITZERLAND
                  SCM EUROPE, S.A.                                             BELGIUM
                SPARTUS HOLDINGS INC.                                          DELAWARE
                  SUTRAPS, INC.                                                ILLINOIS
                TIONA, LTD.                                                    DELAWARE
                  SCM PROPERTIES LTD.                                          DELAWARE
                UAR LIQUIDATING INC.                                           DELAWARE
                USI INTERNATIONAL INC.                                         DELAWARE
                USI PUERTO RICO PROPERTIES, INC.                               DELAWARE
                USI WORLDWIDE N.V.                                             NETHERLAND ANTILLES
                USI WORLDWIDE PANAMA                                           PANAMA
                WALTER KIDDE & COMPANY, INC.                                   DELAWARE
                WYATT INDUSTRIES, INC.                                         TEXAS
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